UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  April 27, 1998

                      NORWEST ASSET SECURITIES CORPORATION
            Mortgage Pass-Through Certificates, Series 1998-4A and -4B Trust
             (Exact name of registrant as specified in its charter)


New York (governing law of         333-21263-25        52-2079989  52-2079990
 Pooling and Servicing Agreement) (Commission              (I.R.S. Employer
(State or other                    File Number)            Identification No.)
jurisdiction


       c/o Norwest Bank Minnesota, N.A.
       7485 New Horizon Way
       Frederick, Maryland  21703
       (Address of principal executive offices)
             (Zip Code)

       Registrant's telephone number, including area code:  (301) 696-7900

          Former name or former address, if changed since last report)

ITEM 5.  Other Events

On April 27, 1998 a distribution was made to holders of NORWEST ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1998-4A and 4B Trust.


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

Exhibit Number
Description
EX-99.1

               Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-4A Trust, relating to the April
               27, 1998 distribution.

EX-99.2

               Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-4B Trust, relating to the April 27, 1998 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       NORWEST ASSET SECURITIES CORPORATION
             Mortgage Pass-Through Certificates, Series 1998-4A and 4B Trust

          By:   Norwest Bank Minnesota, N.A., as Master Servicer
          By:   /s/ Sherri J. Sharps, Vice President
          By:   Sherri J. Sharps, Vice President
          Date: 4/27/1998


                                INDEX TO EXHIBITS


Exhibit Number                   Description

EX-99.1

               Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-4A Trust, relating to the April 27, 1998 distribution.
EX-99.2
               Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-4B Trust, relating to the April 27, 1998 distribution.